AQUILA THREE PEAKS HIGH INCOME FUND
Supplement to the Prospectus
Dated April 30, 2010

The following replaces the ticker symbol for Class I Shares on the front and back covers of the Prospectus:

Class I – ATIPX

The date of this supplement is
May 14, 2010